SUPPLEMENT TO SPINNAKER PLUS PROSPECTUS
                     SUPPLEMENT DATED FEBRUARY 13, 2006
            TO PROSPECTUS DATED DECEMBER 1, 2004 AS SUPPLEMENTED



On April 29, 2003, we added the AIM International Growth Fund Series II and the AIM Capital Development Fund Series II (the "Portfolios") as investment options to your variable annuity contract. Since April 29, 2003, we have described and intended to offer the Series II shares of the Portfolios.
Due to an administrative error, instead of purchasing and redeeming Series II shares of the Portfolios, we have actually purchased and redeemed Series I
shares of the Portfolios.   As a result, contract holders who have elected to
invest in the AIM International Growth Fund Series II shares or the AIM Capital Development Fund Series II shares actually received the AIM International Growth Fund Series I shares or AIM Capital Development Fund Series I shares. Consequently, the daily 12b-1 fee applicable to Series II shares was not deducted from assets of the Portfolios.

EFFECTIVE MARCH 15, 2006, we will begin purchasing and redeeming the correct Series II shares of the Portfolios as previously disclosed in your prospectus(es), and only the Series II shares will be available for purchase payment allocations and transfers under your contract. Contract holders who have assets currently invested in Series I shares of the Portfolios will continue to hold those assets, however, any allocations made on or after March 15, 2006 will be invested in the Series II shares of the Portfolios and
the applicable 12b-1 or service fee will be deducted.   For more information
regarding the investment options and fees and expenses for the Series II shares of the Portfolios, please refer to your December 1, 2004 prospectus, as supplemented.

     CONTACTING SYMETRA. If you have any questions, you can contact a Symetra Financial Client Services Representative at (800)796-3872. You can also use our website at www.Symetra.com.

     BEFORE INVESTING OR CHANGING YOUR INVESTMENTS, CAREFULLY CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF THE PORTFOLIOS. THIS AND OTHER INFORMATION IS CONTAINED IN THE CONTRACT PROSPECTUS AND THE PORTFOLIO PROSPECTUSES. PLEASE CONTACT US OR YOUR REGISTERED REPRESENTATIVE FOR FREE COPIES OF THE PROSPECTUSES AND READ THEM CAREFULLY BEFORE INVESTING.